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                                                                     EXHIBIT 4.1

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---------------                                                 ----------------
   NUMBER             [LOGO OF RUBY TUESDAY APPEARS HERE]           SHARES
RTI
---------------                                                 ----------------

        COMMON STOCK                                  THIS CERTIFICATE IS
                                                TRANSFERABLE IN BIRMINGHAM, ALA.
       PAR VALUE $.01                                   OR NEW YORK, N.Y.

                                                     SEE REVERSE FOR CERTAIN
                                                 DEFINITIONS AND RIGHTS LEGEND
INCORPORATED UNDER THE LAWS OF
   THE STATE OF GEORGIA                                CUSIP  781182 10 0


                              RUBY TUESDAY, INC.

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This certifies that



is the owner of
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          SHARES OF THE FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF

Ruby Tuesday, Inc., of the par value of $.01 per share, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrendor of this Certificate properly endorsed. The Certificate is not valid unless and until countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

                             CERTIFICATE OF STOCK

[SIGNATURE APPEARS HERE]                               [SIGNATURE APPEARS HERE]

               SECRETARY                                   CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER

              [CORPORATE SEAL OF RUBY TUESDAY, INC. APPEARS HERE]

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Countersigned and Registered:

           AMSOUTH BANK OF ALABAMA
                                         Transfer Agent
                                         and Registrar,
By
                                   Authorized Signature





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                              RUBY TUESDAY, INC.

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- __________Custodian___________
                       (Cust)             (Minor)

                     under Uniform Gifts to Minors

                     ACT_________________
                          (State)

    Additional abbreviations may also be used though not in the above list.

   For value received,___________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________


________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________________


                        ________________________________________________________
                        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
               NOTICE: THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT OF CERTIFICATE.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Ruby Tuesday, Inc. and AmSouth Bank of Alabama, dated as of March 30, 1987, (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Ruby Tuesday, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Ruby Tuesday, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by Acquiring Persons (as defined in the Rights Agreement) and any subsequent holder may become null and void.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN,
             MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE
             A BOND OF INDEMNIFYING AS A CONDITION TO THE ISSUANCE
                         OF A REPLACEMENT CERTIFICATE.